Exhibit (j)


   CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the caption "Financial Highlights" for the DWS Variable Series II Funds (formerly Scudder Variable Series II), comprising the funds listed in Appendix A, in the DWS Variable Series II Class A Shares and Class B Shares Prospectuses and "Independent Registered Public Accounting Firm" and "Financial Statements" in the DWS Variable Series II Statements of Additional Information, and to the incorporation by reference in Post-Effective Amendment Number 59 to the Registration Statement (Form N-1A, No. 33-11802) of our report dated February 16, 2006, on the financial statements and financial highlights of the DWS Variable Series II Funds listed in Appendix A, respectively, included in the respective Fund's Annual Report dated December 31, 2005.


                                            /s/ERNST & YOUNG LLP

Boston, Massachusetts
April 25, 2006

                                   APPENDIX A

               Registrant                 Series Comprising Registrant

DWS Variable Series II (formerly          DWS Balanced VIP (formerly Scudder Total Return Portfolio)
Scudder Variable Series II)

                                          DWS Blue Chip VIP (formerly Scudder Blue Chip Portfolio)

                                          DWS Core Fixed Income VIP (formerly Scudder Fixed Income Portfolio)

                                          DWS Davis Venture Value VIP (formerly SVS Davis Venture Value Portfolio)

                                          DWS Dreman Financial Services VIP (formerly SVS Dreman Financial Services
                                          Portfolio)

                                          DWS Dreman High Return Equity VIP (formerly SVS Dreman High Return Equity
                                          Portfolio)

                                          DWS Dreman Small Cap Value VIP (formerly SVS Dreman Small Cap Value
                                          Portfolio)

                                          DWS Global Thematic VIP (formerly Scudder Global Blue Chip Portfolio)

                                          DWS Government & Agency Securities VIP (formerly Scudder Government &
                                          Agency Portfolio)

                                          DWS High Income VIP (formerly Scudder High Income Portfolio)

                                          DWS International Select Equity VIP (formerly Scudder International
                                          Select Equity Portfolio)

                                          DWS Janus Growth & Income VIP (formerly SVS Janus Growth And Income
                                          Portfolio)

                                          DWS Janus Growth Opportunities VIP (formerly SVS Janus Growth
                                          Opportunities Portfolio)

                                          DWS Large Cap Value VIP (formerly Scudder Large Cap Value Portfolio)

                                          DWS Mercury Large Cap Core VIP (formerly Scudder Mercury Large Cap Core
                                          Portfolio)

                                          DWS MFS Strategic Value Portfolio (formerly SVS MFS Strategic Value
                                          Portfolio)

                                          DWS Mid Cap Growth VIP (formerly Scudder Mid Cap Growth Portfolio and formerly Scudder Aggressive Growth Portfolio)

                                          DWS Money Market VIP (formerly Scudder Money Market Portfolio)

                                          DWS Oak Strategic Equity VIP (formerly SVS Oak Strategic Equity Portfolio)

                                          DWS Legg Mason Aggressive Growth VIP (formerly DWS Salomon Aggressive
                                          Growth VIP and formerly SVS Salomon Aggressive Growth Portfolio and formerly SVS INVESCO Dynamic Growth Portfolio)

                                          DWS Small Cap Growth VIP (formerly Scudder Small Cap Growth Portfolio)

                                          DWS Strategic Income VIP (formerly Scudder Strategic Income Portfolio)

                                          DWS Technology VIP (formerly Scudder Technology Portfolio)

                                          DWS Templeton Foreign Value VIP (formerly Scudder Templeton Foreign Value
                                          Portfolio)

                                          DWS Turner Mid Cap Growth VIP (formerly SVS Turner Mid Cap Growth
                                          Portfolio)

                                          DWS Conservative Allocation VIP (formerly Scudder Income & Growth
                                          Strategy Portfolio)

                                          DWS Growth Allocation VIP (formerly Scudder Growth Strategy Portfolio)

                                          DWS Income Allocation VIP (formerly Scudder Conservative Income Strategy
                                          Portfolio)

                                          DWS Moderate Allocation (formerly Scudder Growth & Income Strategy
                                          Portfolio)

